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                                                               Exhibit 10.15

                                 LEASE AMENDMENT


                  This Lease Amendment, dated as of October 18, 1993, is by and between BOMAX PROPERTIES, a New York general partnership with an office at 2415 North Triphammer Road, Ithaca, New York 14850 ("Lessor"), ITHACA PERIPHERALS INCORPORATED, a Delaware corporation with an office at 20 Bomax Drive, Ithaca, New York 14850 ("Lessee"), THE TOMPKINS COUNTY INDUSTRIAL DEVELOPMENT AGENCY, a New York public benefit corporation organized pursuant to the New York Public Authorities Law ("IDA"), and TRIDEX CORPORATION, a corporation with an office at 215 West Main Street, Westport, Connecticut ("Guarantor").


                                    RECITALS


                  A. Lessor and Lessee are parties to a Lease Agreement dated as of March 23, 1992 ("Lease"), pursuant to which Lessor leased to Lessee approximately 5.34 acres of land in the Village of Lansing, Tompkins County, State of New York and agreed to construct a manufacturing and office building for Lessee on the Premises. Permanent occupancy of the building was obtained by Lessee on or about November 20, 1992 and the lease commencement date under the Lease was November 20, 1992.

                  B. Lessor transferred the Premises to the IDA, subject to the Lease, on or about June 11, 1993 and entered into an installment sales contract to purchase the property back from the IDA. Under the installment sales contract, Lessor retains all beneficial rights and interests in the Premises.
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                  C. The Lease was guaranteed by Guarantor, the parent company of Lessee.

                  D. Lessee has requested Lessor to construct an addition of approximately 10,476 square feet to the Leased Property (as defined in the Lease). The purpose of this Lease Amendment is to provide for the construction of such addition and to amend the Lease accordingly.

                  NOW, THEREFORE, in consideration of the following mutual covenants, the parties agree as follows:

                  1. All capitalized terms used herein which are not otherwise defined shall have the same meaning given to those terms in the Lease.

                  2. The last sentence of the first paragraph of Article I, Section C of the Lease is amended to read as follows:

                  The Premises, building and improvements, including the Addition referenced below, are hereafter referred to as the "Leased Property."

                  3. The following paragraph is hereby added at the end of the first paragraph of Article I, Section C:

                  Lessor agrees to construct on the Premises, at its own cost and expense, an addition of approximately 10,476 sq. ft. on the rear of the building currently located on the Premises (along with parking space for 24 additional cars) (hereafter referred to as the "Addition"). The Addition shall be constructed in accordance with the following plans and drawings prepared by Tallman & Tallman, Architects, which plans have previously been reviewed and approved by Lessor and Lessee, along with such other changes thereto as may be hereinafter approved by Lessor and Lessee:


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
                       Description           Date            Revised
                       -----------           ----            -------
                          AD-1              6/10/93          8/11/93
                          AD-2              6/10/93          8/11/93
                          AD-3              6/10/93          8/11/93
                          A8                1/27/92          8/11/93
                          ME-1              8/11/93            N/A

                  The foregoing plans and drawings shall be deemed to have been modified to provide for the elimination of the entire south wall of the existing building.

                  4. The following new paragraph shall be added at the end of
Article I, Section E:

                  Construction of the Addition shall commence on or before October 21, 1993 and shall be completed and delivered to Lessee for lawful occupation by June 1, 1994. The Addition shall be constructed, and the Addition shall be rendered to Lessee for occupancy, in compliance with the Building Code of the Town and Village of Lansing, County of Tompkins and State of New York for use as a light manufacturing facility.

                  5. Article I, Section F(1) of the Lease is hereby amended to read as follows:

                  (1) The Lessor has obtained or will obtain all governmental permits, licenses, certificates and approvals necessary to construct and occupy the building and improvements (including the Addition) set forth in the plans as described in paragraph C above.

                  6. The first sentence of Article II of the Lease is amended as follows to confirm the actual lease commencement date:

                  The term of this Lease shall extend for a period of ten (10) years commencing on November 20, 1992.




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                  7. The first sentence of Article III, Section A of the Lease is hereby amended as follows to confirm the actual square footage of the existing building:

                  Upon commencement of the term of this Lease, Lessee shall pay to Lessor rent for the Leased Property (excluding the Addition) during the term of this Lease based on 25,715 sq. ft. at the following annual rates:

                  8. The following is hereby added to Article III, Section A following the chart on page 8:

                  In addition to the foregoing, Lessee shall pay to Lessor rent for the Addition during the term of this Lease on a gross square footage basis as determined by the exterior dimensions of the Addition (approximately 10,476 sq. ft.) at the following annual rates:

                  Year One                -          Not applicable
                  Year Two                -          $4.00 per gross square foot
                  Year Three              -          $4.00 per gross square foot
                  Year Four               -          $5.00 per gross square foot
                  Year Five               -          $5.00 per gross square foot
                  Year Six                -          $5.50 per gross square foot
                  Year Seven              -          $5.50 per gross square foot
                  Year Eight              -          $6.25 per gross square foot
                  Year Nine               -          $6.25 per gross square foot
                  Year Ten                -          $6.25 per gross square foot

                  Payment of this additional rent with respect to the Addition shall commence only upon completion of the Addition and issuance of a certificate of occupancy for the Addition, and shall be prorated for the year. If the Addition is completed On a day other than the - first of a month, the first and last month's rent for the Addition shall be prorated accordingly.




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                  9. All references in the Lease to the "building and
improvements" or phrases of similar meaning shall be deemed to include the Addition as described herein.

                  10. Except as specifically amended hereby, the Lease Agreement remains in full force and effect in accordance with its terms.

                  11. The IDA is signing this Lease Amendment solely for the purpose of signifying its consent to the amendment of the Lease but does not undertake and shall not be liable or responsible for any of the obligations or liabilities of the landlord under the Lease Agreement, as amended.

                  12. The Guarantor is signing this Lease Amendment solely for the purpose of signifying its consent hereto and confirming that its guarantee of the Lease, as hereby amended, remains in full force and effect.

                  13. This Lease Amendment may be signed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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                  IN WITNESS WHEREOF, the parties have subscribed this Lease
Amendment as of the date first written above.




                                   BOMAX PROPERTIES


                                   By: /s/ Robert T. Dean  /s/ Maxine Dean
                                      ------------------------------------

                                   Title:  Partners
                                         ---------------------------------




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                  IN WITNESS WHEREOF, the parties have subscribed this Lease
Amendment as of the date first written above.


                                   ITHACA PERIPHERALS INCORPORATED


                                   By: /s/ S. Scott
                                      ------------------------------------

                                   Title:  President
                                         ---------------------------------




                                   TRIDEX CORPORATION

                                   By: /s/ Richard L. Cote
                                      ------------------------------------

                                   Title:  Senior Vice President & CFO
                                         ---------------------------------




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                  IN WITNESS WHEREOF, the parties have subscribed this Lease
Amendment as of the date first written above.


                                   THE TOMPKINS COUNTY INDUSTRIAL DEVELOPMENT
                                   AGENCY


                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------




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